T. Rowe Price
New America Growth Portfolio

Semiannual Report

June 30, 1999


Dear Investor

The stock market in the first half of 1999 was quite robust. Much like the last several years, a robust domestic economy led to solid GDP growth, strong employment, and high consumer confidence. In spite of this exuberance, inflation continued to be very mild. All of these factors helped the Standard & Poor's 500 Stock Index rise 12.38% during the period. Beginning in April, the market took a dramatic and quite encouraging turn in favor of a broader list of stocks, and this benefited your portfolio.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/99                                  6 Months    12 Months
--------------------------------------------------------------------------------

New America
Growth Portfolio                                          11.03%       12.37%

S&P 500                                                   12.38        22.76

Lipper Variable Annuity
Underlying Growth
Funds Average                                             12.62        20.49

     The portfolio's excellent gain of 11.03% year-to-date represented a vast improvement over the previous six-month period, when the global financial crisis devastated the returns of all but a handful of the largest growth stocks. Nonetheless, market leadership over the six-month period was still quite narrow, as it was in 1998, with the largest 10 stocks in the S&P 500 accounting for more than 40% of the index's total gain. The S&P 500's 12.38% gain was nearly double the S&P 400 MidCap Index's return of 6.87%. Another stunning example of the narrowness of the market is that, as of the end of March, 80% of all stocks were lagging the S&P 500 Index by more than 15 percentage points over the previous 12 months. By June, however, the figure was down to 69%, which may bode well for a continued broadening trend. New America Growth invests in companies of all sizes seeking the best relative valuations, and has recently focused on the mid-cap area.

     Given the degree of dominance by large-caps over the past 12 months, the New America Growth Portfolio did not keep pace with the average growth fund or the unmanaged S&P 500. The portfolio's 12.37% advance for the past year was solid but below its average annual returns for the past three- and five-year periods of 19.01% and 24.74%, respectively.


Market Environment

     Although we may sound like a broken record, the climate continued to be excellent for investors in the first half. We are now going on a record ninth consecutive year of economic expansion. With low inflation, low unemployment, and still-low interest rates, the stage was set for continued increases in consumer confidence. As a result, the consumer economy flourished and overshadowed an industrial economy that was mixed at best. Furthermore, corporate earnings accelerated since hitting a low of -2.8% in last year's third quarter. Earnings growth for the companies that make up the S&P 500 is expected to exceed 15% in the second half of the year.

     Stocks were somewhat volatile in the first half, as fears of inflation led many to speculate that the Federal Reserve would act aggressively to stunt growth. Long-term interest rates rose above 6% in the second quarter for the first time in more than a year. However, in spite of the vigor in the economy, signs of inflation were not that strong and the central bank chose a moderate course. The Fed raised the federal funds target rate just 25 basis points (100 basis points equal one percentage point) and promptly adopted a neutral stance toward future hikes. In spite of low unemployment, wage growth has not accelerated and strong productivity gains appear to have mitigated much of that growth.

     Although cyclical and value stocks advanced late in the period, growth stocks still performed well in the first half, and, among mid-size companies, growth continued to outperform value. Many cyclical companies saw their results hurt by the problems in Asia, and investors are seeking out companies whose growth prospects are relatively immune to slowdowns in foreign economies. This has increased investor interest in the types of businesses New America focuses on-domestic, non-cyclical service-based companies.

     The Internet mania that has swept mainstream America cannot be ignored. Surely, the Internet is the one of the most important developments in recent history. However, many Internet stocks have risen to valuations that defy logic. An unmanaged Internet index of 20 stocks surged 52% in the first half and more than 290% in the past 18 months, compared with the S&P 500's nearly 42% rise in the longer period. We have invested in several companies that will benefit greatly from the Internet, but have tended to stay away from many of the pure-play Internet stocks as the valuations are too extreme. We certainly want to be exposed to the Internet and its great growth prospects, but we will continue to be judicious with our entry points (that is, purchase prices). We firmly believe that any stock's valuation is a function of the future cash flows that the business will deliver. Buying companies just because they are generating a lot of revenues will be a poor strategy unless the companies are expected to generate significant cash flow in the future. Our focus is on finding the stocks that will generate that cash flow and then finding the appropriate entry point.


Portfolio Review

     Each major sector had positive contributors to the fund in the first half, though consumer-related and media and telecommunications stocks tended to perform best as a strong economy paved the way for solid earnings growth. Five of the top 10 companies were in media and telecommunications. The top performer was Circuit City Stores, which benefited from both a strong consumer economy and new digital product cycles. Western Wireless, which split into two companies-Western Wireless and VoiceStream Wireless-was the next best contributor during the six-month period. Western Wireless is a leading rural provider of wireless telecommunications services, while VoiceStream is a faster-growing PCS operator in major markets. AT&T Liberty Media, AirTouch Communications, Comcast, and MCI WorldCom were other media and telecommunications names that performed well in the period. First Data, the world's largest credit card processor, benefited as well from the strong consumer economy.


     Sector Diversification
     ---------------------------------------------------------------------------

                                         6/30/98       12/31/98        6/30/99
     ---------------------------------------------------------------------------

     Financial Services                     15.9%          15.3%          14.6%

     Consumer Services                      35.8           39.2           35.8

     Business Services                      44.0           44.8           47.9

     Reserves                                4.3            0.7            1.7
     ---------------------------------------------------------------------------

     Total                                   100%           100%           100%

     Health care services was the portfolio's worst-performing industry, especially Total Renal Care Holdings, the second-largest worldwide provider of integrated dialysis services for patients suffering from chronic kidney failure. The stock was weak due to a lack of expense control and an ongoing investigation into reimbursement issues at a lab business that represents only about 2% of the company. Omnicare, a leading geriatric pharmacy company, fell as changes in Medicare reimbursement put pressure on its customers. Cole National was also disappointing as it miscalculated the sales environment in its optical business and missed sales targets as a result.

     Changes in sector weightings in the last six months were relatively modest. Business services continued to grow as a percentage of the fund, but it is important to note that our additions included stocks in several industries, such as health care services, computer services, and environmental services. New holdings included Republic Services, the fourth-largest provider of nonhazardous solid waste collection and disposal, NOVA, a credit card processor that focuses on the less-penetrated small and mid-market businesses, and Equifax, the leading provider of credit information on consumers. We reduced our consumer services positions slightly as we trimmed some stocks that had benefited from the strong economy and eliminated stocks such as AutoZone and Saks.

     We remain excited about the fund's holdings. Among our largest are AT&T Liberty Media, Circuit City Stores, and Vodafone. Liberty Media is a portfolio of companies positioned to capitalize on the continuing growth of cable networks. The majority of the company's portfolio is centered around ownership interests in more than 100 cable networks, such as The Learning Channel and The Discovery Channel. In addition, Liberty Media boasts several investments in interactive TV and Internet infrastructure. As mentioned earlier, Circuit City is right in the middle of a major digital product cycle for consumers. It will not be too long before DVD players, high-definition TVs, and digital cameras are commonplace. Our ownership of Vodafone came through its acquisition of AirTouch. The merger gave us the best portfolio of international wireless assets and the combined company is poised for strong subscriber and cash flow growth.


Outlook

     The economy continues to look healthy, and the global environment looks much better than even six months ago. That said, many of the top 50 names in the S&P 500 remain very expensive on a relative valuation basis. We would feel much better about the market if it were to broaden significantly. Many solid growth businesses are not related to the Internet and are not among the top 50 S&P 500 stocks, and many of these trade at quite reasonable valuations and offer tremendous opportunities for growth.

     We believe the outlook for the New America Growth Portfolio is favorable. Most of the companies in the fund are forecasted to grow faster than the typical S&P 500 stock but trade at lower multiples. In addition, given the service focus of the portfolio, many of the companies have high levels of recurring revenues. Such companies are by definition more stable than those that have to resell their products every day. While we are disappointed with the fund's relative performance over the past year, we remain excited about our holdings, which are leaders in their respective industries. We believe the market will continue to broaden such that these stocks will better reflect their strong prospects.

     We would like to take this opportunity to introduce Marc Baylin to you. Marc, a business services analyst at T. Rowe Price for six years, has been a significant part of the portfolio's management team for several years as a member of its Investment Advisory Committee. He has agreed to take on an expanded role as executive vice president. In this role, Marc replaces Brian Berghuis, manager of the T. Rowe Price Mid-Cap Growth Fund, who served ably as executive vice president of New America Growth for many years and remains a member of the advisory committee. We are excited about Marc's greater involvement and confident he will add real value to future performance.

     Respectfully submitted,

     John H. Laporte
     President and Chairman of the Investment Advisory Committee

     Marc Baylin
     Executive Vice President

     July 21, 1999


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
                                                                Percent of
                                                                Net Assets
                                                                   6/30/99
--------------------------------------------------------------------------------

AT&T Liberty Media                                                    3.2%

Circuit City Stores                                                   2.9

Vodafone                                                              2.6

Outdoor Systems                                                       2.6

MCI WorldCom                                                          2.6

Cendant                                                               2.6

Chancellor Media                                                      2.5

Office Depot                                                          2.5

Waste Management                                                      2.4

Affiliated Computer Services                                          2.3

Galileo International                                                 2.2

Freddie Mac                                                           2.1

Apollo Group                                                          2.1

Home Depot                                                            2.0

Catalina Marketing                                                    2.0

Comcast                                                               2.0

First Data                                                            1.9

Morgan Stanley Dean Witter                                            1.9

BISYS Group                                                           1.9

Costco Companies                                                      1.8

Clear Channel Communications                                          1.8

Associates First Capital                                              1.8

Outback Steakhouse                                                    1.8

Kroger                                                                1.8

Premier Parks                                                         1.7
--------------------------------------------------------------------------------

Total                                                                55.0%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------

6 Months Ended 6/30/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Circuit City Stores                               38(cents)

Western Wireless                                  35

AT&T Liberty Media                                33

AirTouch Communications ***                       29

First Data                                        18

Outback Steakhouse                                18

Comcast                                           18

MCI WorldCom                                      16

Morgan Stanley Dean Witter                        16

Catalina Marketing                                14
--------------------------------------------------------------------------------

Total                                            235(cents)


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Total Renal Care Holdings                        -21(cents)

Omnicare *                                        16

Cole National                                     11

Service Corp. International **                    11

Allied Waste Industries **                        10

Acxion                                             9

Office Depot                                       8

Apollo Group                                       6

Freddie Mac                                        6

SunGard Data Systems                               6
--------------------------------------------------------------------------------

Total                                           -104(cents)


12 Months Ended 6/30/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

MCI WorldCom                                      45(cents)

AirTouch Communications ***                       44

AT&T Liberty Media                                42

Circuit City Stores                               42

Comcast                                           38

Western Wireless                                  38

Catalina Marketing                                24

Home Depot                                        20

Outback Steakhouse                                20

Chancellor Media                                  18


Total                                            331(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Cole National                                    -34(cents)

Quorum Health Group **                            21

Total Renal Care Holdings                         21

Sinclair Broadcast Group **                       20

Concentra Managed Care **                         18

General Nutrition                                 18

Republic Industries **                            17

Franklin Resources                                17

Interim Services                                  16

Paging Network **                                 16
--------------------------------------------------------------------------------

Total                                           -198(cents)


  *  Position added
 **  Position eliminated
***  Acquired by another company


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


New America Growth Portfolio
--------------------------------------------------------------------------------

As of 6/30/99

                                                          Lipper
                    New America       S&P 500             Variable Annuity
                    Growth            Stock               Underlying Growth
                    Portfolio         Index               Funds Average

3/31/94             10,000            10,000              10,000
6/94                 9,670            10,042               9,743
6/95                12,504            12,660              12,119
6/96                17,326            15,952              14,994
6/97                19,964            21,487              18,828
6/98                25,990            27,968              24,288
6/99                29,205            34,333              29,146


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


New America Growth Portfolio
Periods Ended 6/30/99

                                                         Since      Inception
          1 Year        3 Years        5 Years       Inception           Date
--------------------------------------------------------------------------------

          12.37%          19.01%        24.74%          22.65%        3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price New America Growth Portfolio
(Unaudited)

                                For a share outstanding throughout each period
            --------------------------------------------------------------------

                     6 Months      Year                                 3/31/94
                        Ended     Ended                                 Through
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE
Beginning of period  $  24.74  $  21.35  $  17.67  $  15.23  $  10.10  $ 10.00

Investment activities
  Net investment
  income                (0.06)    (0.08)     --        0.04      0.03      0.01
  Net realized
  and unrealized
  gain (loss)            2.79      3.97      3.73      2.94      5.12      0.09

  Total from
  investment
  activities             2.73      3.89      3.73      2.98      5.15      0.10

Distributions
  Net investment income  --        --        --       (0.04)    (0.02)     --

  Net realized gain      --       (0.50)    (0.05)    (0.50)     --        --

  Total distributions    --       (0.50)    (0.05)    (0.54)    (0.02)     --

NET ASSET VALUE
End of period        $  27.47  $  24.74  $  21.35  $  17.67  $  15.23  $ 10.10
                     ---------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)   11.03%    18.51%    21.12%    20.09%    51.10%    1.00%

Ratio of total expenses to
average net assets       0.85%!    0.85%     0.85%     0.85%     0.85     0.85%!

Ratio of net investment
income to average
net assets             (0.45)%!   (0.34)%    0.02%     0.18%     0.23%    0.15%!

Portfolio
turnover rate            28.7%!    46.0%     37.3%     27.2      54.5%    81.0%!

Net assets, end of period
(in thousands)       $125,790  $118,989  $ 96,991  $ 60,241  $ 12,304  $ 2,028

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!          Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price New America Growth Portfolio
June 30, 1999 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  98.3%

FINANCIAL SERVICES  14.6%

Bank and Trust  1.5%

Wells Fargo                                              45,000   $    1,924

                                                                       1,924

Insurance  1.7%

ACE Limited                                              30,500          862

MGIC Investment                                          25,000        1,215

                                                                       2,077

Investment Services  4.8%

Franklin Resources                                       30,000        1,219

Goldman Sachs Group *                                     6,000          433

Morgan Stanley Dean Witter                               23,500        2,409

Waddell & Reed Financial
  (Class A)                                              18,000          494

Waddell & Reed Financial
  (Class B)                                              57,000        1,539

                                                                       6,094

Other Financial Services  6.6%

Associates First
  Capital (Class A)                                      52,000        2,304

CIT Group (Class A)                                      63,500        1,834

Fannie Mae                                               22,000        1,504

Freddie Mac                                              46,000        2,668

                                                                       8,310

Total Financial Services                                              18,405


CONSUMER SERVICES  35.6%

Retailing/General Merchandisers  4.4%

Costco Companies *                                       29,000        2,321

Kroger *                                                 80,000        2,235

Safeway *                                                19,900          985

                                                                       5,541

Retailing/Specialty Merchandisers  9.3%

Circuit City Stores                                      39,000        3,627

Cole National (Class A) *                                58,000          460

CVS                                                      14,000          711

General Nutrition *                                      21,200          494

Home Depot                                               40,000        2,578

Office Depot *                                          140,250        3,094

Williams-Sonoma *                                        20,000          696

                                                                      11,660

Entertainment and Leisure  3.8%

Carnival (Class A)                                       26,000   $    1,261

Extended Stay America *                                 110,000        1,320

Premier Parks *                                          58,000        2,131

                                                                       4,712

Restaurants/Food Distribution  1.8%

Outback Steakhouse *                                     58,000        2,275

                                                                       2,275

Personal Services  8.3%

Apollo Group (Class A) *                                100,000        2,653

Avis Rent A Car *                                        58,000        1,689

Cendant *                                               157,500        3,229

ServiceMaster                                            69,000        1,294

Sylvan Learning Systems *                                60,000        1,631

                                                                      10,496

Communication Services  8.0%

MCI WorldCom *                                           38,000        3,269

Vodafone ADR                                             16,750        3,300

Voicestream Wireless *                                   59,900        1,705

Western Wireless                                         65,000        1,757

                                                                      10,031

Total Consumer Services                                               44,715


BUSINESS SERVICES  47.5%

Health Care Services  3.5%

Cardinal Health                                          19,000        1,218

IMS Health                                               28,500          890

Omnicare                                                 70,000          884

Total Renal Care Holdings *                              87,500        1,362

                                                                       4,354

Computer Services  11.9%

Acxiom *                                                 73,000        1,823

Affiliated Computer
  Services (Class A) *                                   57,500        2,911

BISYS Group *                                            40,000        2,341

Ceridian *                                               23,000          752

First Data                                               50,000        2,447

Galileo International                                    52,000        2,779

SunGard Data Systems                                     57,000        1,966

                                                                      15,019

Environmental Services  3.9%

Republic Services (Class A) *                            75,000        1,856

Waste Management                                         57,000        3,064

                                                                       4,920

Other Business Services  10.3%

ADVO *                                                   45,000   $      934

Catalina Marketing *                                     27,500        2,530

Concord EFS *                                            13,800          584

Equifax                                                  31,300        1,117

Gartner Group (Class A) *                                48,800        1,000

Interim Services *                                       68,500        1,413

Metamor Worldwide *                                      62,500        1,500

Modis Professional Services *                           115,000        1,581

NOVA *                                                   54,700        1,368

Paychex                                                  30,750          978

                                                                      13,005

Energy Services  1.8%

Schlumberger                                             23,000        1,465

Smith International                                      18,000          782

                                                                       2,247

Transportation Services  1.1%

Coach USA *                                              32,400        1,359

                                                                       1,359

Media Services  15.0%

AT&T *                                                  110,000        4,042

Chancellor Media *                                       57,500        3,168

Clear Channel

Communications *                                         33,562        2,314

Comcast (Class A Special)                                65,000        2,498

Fox Entertainment Group
  (Class A) *                                            69,000        1,859

Infinity Broadcasting (Class A) *                        57,000        1,696

Outdoor Systems *                                        90,000        3,285

                                                                      18,862

Total Business Services                                               59,766

Miscellaneous Common Stocks  0.6%                                        707

Total Common Stocks (Cost $81,256)                                   123,593


Short-Term Investments  1.3%

MONEY MARKET FUNDS  1.3%

Reserve Investment Fund,
  5.05% #                                             1,664,441   $    1,664

Total Short-Term Investments
(Cost $1,664)                                                          1,664

Total Investments in Securities
99.6% of Net Assets (Cost $82,920)                                $  125,257

Other Assets Less Liabilities                                            533

NET ASSETS                                                        $  125,790
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (266)

Accumulated net realized gain/loss -
net of distributions                                                   7,997

Net unrealized gain (loss)                                            42,337

Paid-in-capital applicable to
4,579,715 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                75,722

NET ASSETS                                                        $  125,790
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    27.47
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $     152
  Interest                                                                82

  Total income                                                           234

Expenses
  Investment management and administrative                               500

Net investment income                                                   (266)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 6,590
Change in net unrealized gain or loss on securities                    6,261

Net realized and unrealized gain (loss)                               12,851

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  12,585
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $     (266)  $     (370)
  Net realized gain (loss)                                6,590        3,712
  Change in net unrealized
  gain or loss                                            6,261       13,748

  Increase (decrease) in net
  assets from operations                                 12,585       17,090

Distributions to shareholders
  Net realized gain                                        --         (2,354)

Capital share transactions*
  Shares sold                                            11,262       32,866
  Distributions reinvested                                 --          2,354
  Shares redeemed                                       (17,046)     (27,958)

  Increase (decrease) in net
  assets from capital
  share transactions                                     (5,784)       7,262

Net Assets

Increase (decrease) during period                         6,801       21,998
Beginning of period                                     118,989       96,991

End of period                                        $  125,790   $  118,989

*Share information
  Shares sold                                               445        1,429
  Distributions reinvested                                 --            107
  Shares redeemed                                          (674)      (1,270)
  Increase (decrease) in
  shares outstanding                                       (229)         266

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
June 30, 1999 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,746,000 and $24,106,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $82,920,000. Net unrealized gain aggregated $42,337,000 at period-end, of which $45,484,000 related to appreciated investments and $3,147,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $70,000 was payable at June 30, 1999. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $82,000 and are reflected as interest income in the accompanying Statement of Operations.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP652 (6/99)

K15-055  6/30/99